Prospectus Supplement	March 21, 2018

Putnam Capital Opportunities Fund
Prospectus dated August 30, 2017

Putnam Investment Management, LLC (“Putnam Management”), the investment advisor to Putnam Capital Opportunities Fund (also referred to herein as the “fund”), has recommended, and the fund’s Board of Trustees has approved, and recommended that shareholders approve, the proposed merger of Putnam Capital Opportunities Fund into Putnam Small Cap Growth Fund.

Putnam Management and the fund’s Board of Trustees believe that the merger is in the best interests of Putnam Capital Opportunities Fund and its shareholders. Putnam Capital Opportunities Fund and Putnam Small Cap Growth Fund pursue similar investment strategies by investing mainly in common stocks of U.S. companies. Putnam Capital Opportunities Fund invests mainly in common stocks (growth or value stocks or both) of small and midsize U.S. companies, while Putnam Small Cap Growth Fund invests mainly in common stocks of small U.S. companies, with a focus on growth stocks. Under normal circumstances, Putnam Small Cap Growth Fund invests at least 80% of the fund’s net assets in companies of a size similar to those in the Russell 2000 Growth Index.

A full description of Putnam Small Cap Growth Fund, the similarities and differences between it and Putnam Capital Opportunities Fund, and the terms of the proposed merger and Putnam Small Cap Growth Fund’s management contract (the “Management Contract”) will be contained in a prospectus/proxy statement, expected to be mailed to shareholders in May, 2018 that will solicit shareholder votes to approve the merger and the Management Contract. Approval of the proposed merger is contingent upon the approval of the Management Contract by Putnam Capital Opportunities Fund shareholders.

The merger is expected to qualify as a tax-free reorganization for federal income tax purposes. Completion of the merger is subject to a number of conditions, including approval by shareholders of Putnam Capital Opportunities Fund of the proposed merger and the Management Contract. A special meeting of shareholders of Putnam Capital Opportunities Fund is currently scheduled for August 8, 2018, although it may be adjourned to a later date.

If shareholders approve the proposed merger and the Management Contract, Putnam Management currently expects that Putnam Capital Opportunities Fund will dispose of certain portfolio holdings prior to the merger. These sales, which will not occur unless and until shareholders approve the proposed merger and the Management Contract, may result in brokerage commissions and other transaction costs. Depending on market conditions at the time, these transactions could also result in the realization of capital gains distributable to shareholders, whether net capital gains taxable as such or short-term capital gains taxable as ordinary income.

Putnam Capital Opportunities Fund is expected to be closed to new accounts on or about August 10, 2018. At any time prior to the close of the merger, you can sell your shares back to the fund or exchange them for shares of another Putnam fund any day the New York Stock Exchange is open. Shares may be sold or exchanged by mail, by phone, or online at putnam.com. Some restrictions may apply. Such exchanges will be taxable transactions.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of Putnam Small Cap Growth Fund, nor is it a solicitation of any proxy. For more information regarding Putnam Small Cap Growth Fund, or to receive a free copy of the prospectus/proxy statement relating to the proposed merger (and containing important information about fees, expenses and risk considerations) once a registration statement relating to the proposed merger has been filed with the Securities and Exchange Commission and becomes effective, please call 1-800-225-1581. The prospectus/proxy statement will also be available for free on the Securities and Exchange Commission’s Web site (http://www.sec.gov). Please read the prospectus/proxy statement carefully before making any investment decisions.

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